AMENDMENT TO EMPLOYMENT AGREEMENT

         This agreement is to amend certain provisions of that certain Employment Agreement dated April 1, 2002, by and between Young Innovations, Inc. and George E. Richmond (the "Agreement"). Terms used herein but not defined herein shall have the meanings ascribed to such terms as set forth in the Agreement.

         The second sentence of Section 2 of the Agreement shall be amended and restated as follows:

                  The term of this Agreement shall automatically extend for successive one year periods (each a "SUCCESSIVE TERM"), unless terminated by either party at least ninety (90) days prior to the expiration of the Initial Term or any Successive Term.

         Agreed and accepted to this 14th day of May, 2002.

         YOUNG INNOVATIONS, INC.

         By: /s/ Arthur L. Herbst, Jr.
             -------------------------
         Its:  Chief Financial Officer


         /s/ George E. Richmond
         ----------------------
         George E. Richmond